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                                                                   Exhibit 10.22

                         REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of February 7, 1999 by and between Home Security International, Inc., a Delaware corporation (the "Company"), FAI Home Security Holdings Pty Ltd., a corporation organized under the laws of Australia (the "Stockholder") and FAI Insurance Ltd., a corporation organized under the laws of Australia ("FAI"). Each of the Company, Stockholder or FAI may be referred to herein as a "Party," or collectively as the "Parties.

                                   RECITALS:

     WHEREAS, Stockholder holds 2,150,000 shares of Common Stock of the Company (the "Shares") representing 38.7% of the total shares outstanding, which Shares are beneficially owned by FAI, the immediate parent of Stockholder.

     WHEREAS, on December 31, 1997 the Company entered into a Share Sale Agreement with FAI for a 50% interest in FAI Finance Corporation Pty Ltd. ("FFC"), for U.S. $7.04 Million, payable in an initial cash payment of U.S. $1.6 Million with the remainder payable in a five year note with interest at 7 3/4% ("FFC Note"). The Share Sale Agreement obligates the Company to pay 40% of any subsequent debt or capital offering to FAI in payment of the FFC Note (the "Capital Raising Obligation").

     WHEREAS, as partial consideration for this Agreement, FAI has agreed: (i) to amend the Share Sale Agreement to vary the Capital Raising Obligation; (ii) to provide FFC with a credit facility of up to Two Million Dollars ($2,000,000); and (iii) for the twelve (12) month period occurring immediately after the Registration Statement is declared effective, Stockholder agrees not to sell an amount in excess of twenty-five percent (25%) of the Shares (held at the time of execution of this Agreement) in any three month period, without the express written consent of the Company;

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENTS:

     1.    Definitions.

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Affiliate: A Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a specified Person.

     Common Stock: The common stock, no par value per share, of the Company.

     Dollars: All monetary amount in this Agreement are in U.S. Dollars.
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     Exchange Act: The Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

     Registrable Securities: (a) The shares of Common Stock issued to the Stockholder and any securities issued or issuable with respect to the shares of Common Stock referred to in the foregoing clause by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the SEC and the Registrable Security has been disposed of pursuant to such effective registration statement, (ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend restricting further transfer, and it may be resold without subsequent registration under the Securities Act, (iv) the Registrable Securities which are owned by the Stockholder may be sold in the public market without limitation as to manner of sale.

     Registration Expenses: See Section 6 hereof.

     Registration Statement: The Registration Statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     SEC: The Securities and Exchange Commission.

     Securities Act: The Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

     Underwritten Offering: An offering in which securities of the Company are sold to an underwriter for reoffering to the public.

     2.   Registration Rights.

     (a) Registration. The Company will, as soon as practicable and in any event within 60 days following the execution of this Agreement, file a Registration Statement with the Commission to register under the Securities Act the Registrable Securities ("The Registration")

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Upon execution of this Agreement, the Stockholder shall provide the Company with a check in the amount of $25,000.00 (the "Deposit") to cover a portion of the Company's reasonable costs and expenses incurred by it in connection with such Registration in an amount not to exceed $75,000.00 (excluding SEC registration fees), all in accordance with the terms of Section 6 hereof. Any amount of the Deposit not expended by the Company in connection with such Registration shall be promptly refunded to the Stockholder, and any additional expenses incurred by the Company in connection with such Registration in excess of the Deposit shall promptly be paid by the Stockholder to the Company upon request. The Company shall provide reasonable documentation to the Stockholder regarding the Company's costs and expenses incurred in connection with such the Registration. The Stockholder shall be liable for any costs and expenses incurred by the Company in connection with such Registration, subject to the $75,000.00 limit detailed above, including those directly related to bringing the Company's reports filed under the Exchange Act in compliance with the SEC's rules and regulations. In the event that the Registration shall be in the form of an Underwritten Offering, the underwriter or underwriters utilized in any such Underwritten Offering, shall be subject to the approval of the Company and Stockholder; which approval shall not be unreasonably withheld.

     (b) The Company will use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable after filing.

     (c) The Company will use its reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 at all times until the earlier of (A) the date on which all of the Registrable Securities have been sold and (B) the date on which the Registrable Securities (in the opinion of counsel to the Company in substance reasonably acceptable to the Stockholder) may be sold without volume limitations in a public transaction pursuant to an available exemption from the requirements of registration under the Securities Act (the "Registration Period").

     (d) The Stockholder will cooperate with the Company in connection with a registration of the Registrable Shares and will furnish (i) such information as may be reasonably required by the Company or by the Commission in connection therewith and (ii) such representations, undertakings and agreements as may be reasonably required by the Commission in connection therewith.

     (e) Preparation; Reasonable Investigation. In connection with the preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such Registration Statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that the holders of the Registrable Securities, and their agents, shall bear all costs associated with such investigation and agree to maintain all

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

information of a non-public nature confidential, including but not limited to information relating to the Company, its officers, directors, employees, agents and affiliates.

     3.   Obligations of the Stockholder and FAI.

     In connection with the registration of the Registrable Securities, the Stockholder and FAI shall have the following obligations:

     (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that Stockholder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

     (b) Each of the Stockholder and FAI agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder.

     (c) Stockholder may not participate in any underwritten registration hereunder unless it (i) agrees to sell its Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 6 below. Nothing in this Section 3 (c) shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

     (d) For the twelve (12) month period occurring immediately after the Registration Statement is declared effective, Stockholder agrees not to sell an amount in excess of twenty-five percent (25%) of the Shares (held at the time of execution of this Agreement) in any three month period, without the express written consent of the Company.

     (e) FAI agrees to provide FFC with a credit facility of up to Two Million Dollars ($2,000,000). As of the execution of this Agreement, FAI has established the credit facility referenced herein.

     (f) Concurrent with the execution of this Agreement, FAI agrees to amend the Share Sale Agreement to vary the Company's obligation to make the Capital Payment and to execute a Variation Deed, in substantially the form attached hereto as Exhibit A to this Agreement.

     4. Hold-Back Agreement. Each holder of Registrable Securities agrees, after expiration of the twelve (12) month period referenced in Section 3(d) of this Agreement, if requested by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in the applicable registration statement, including a sale pursuant to Rule 144 under the Securities

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Act (except as part of such Underwritten Registration), during the 10-day period prior to the filing of the registration statement with respect to such Underwritten Offering, and during the 90-day period beginning on the effective date of the registration statement with respect to such Underwritten Offering, to the extent timely notified in writing by the Company or the managing underwriters, and to the extent reasonably requested by the underwriters in an Underwritten Offering, each holder of Registrable Securities agrees to enter into a lock-up agreement with the underwriters of any public registration of the Company's securities in substantially the form entered into by the directors, executive officers and holders of five percent of the Common Stock of the Company; provided, however, that the time period of the lockup shall not exceed 90 days.

     5. Registration Procedures. In connection with the Company's registration obligations pursuant to Section 2 hereof, the Company will use commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible, with its own counsel:

     (a) prepare and file with the SEC, as soon as practicable, a Registration Statement relating to the applicable registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements of the Company, and use commercially reasonable efforts to cause such Registration Statement to become effective as soon as possible; provided that the Company shall have the right to delay filing or effectiveness of a Registration Statement filed pursuant to Section 2(a) hereto or the commencement of a public distribution of Registrable Securities, as applicable, for up to 60 days if the Company's Board of Directors determines, in good faith, that the filing or effectiveness thereof or the commencement of such public distribution could materially interfere with a pending extraordinary transaction involving the Company or bona fide financing plans of the Company or would require disclosure of information, the premature disclosure of which would be materially detrimental to the best interests of the Company, so long as the Company promptly thereafter complies with the requirements of Section 5(j) hereof, if applicable;

     (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for two years, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have used commercially reasonable efforts to keep a Registration Statement effective during the applicable period if it voluntarily takes any action that would result in Stockholder not being able to sell such Registrable Securities during that period unless such action is required under applicable law; provided that the Company shall be entitled to defer filing any of the foregoing for a period of sixty (60) days if the Company shall in good faith and for valid business reasons defer such filings, which valid business reasons shall include, without limitation, the acquisition or

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divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 5(j) hereof, if applicable;

     (c) notify the Stockholder and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (l) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

     (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

     (e) upon demand, furnish to Stockholder and each managing underwriter, without charge, at least one original signed copy of the Registration Statement and any post effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference and such number of conformed copies of such documents as such parties may reasonably request);

     (f) deliver to each Stockholder and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by Stockholder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

     (g) prior to any public offering of Registrable Securities, register or qualify or cooperate with the Stockholder, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as Stockholder or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement;

     (h) cooperate with Stockholder and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such

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denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

     (i) cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Stockholder or the underwriters, if any, to consummate the disposition of such Registrable Securities;

     (j) promptly upon the occurrence of any event contemplated by Section 5(a), 5(b) or 5(c) (6) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (k) cause all Registrable Securities covered by the Registration Statement to be listed or approved for listing on each securities exchange on which similar securities issued by the Company are then listed and approved for quotation;

     (l) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, (1) make such representations, warranties, covenants and indemnities to Stockholder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Stockholder, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by Stockholder and underwriters); and (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Stockholder and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary Underwritten Offerings;

     (m) comply with all applicable rules and regulations of the SEC and make available to its security holders, as soon as reasonably practicable, earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), covering any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the day of the first fiscal quarter of the Company after the effective date of a Registration Statement;

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     (n) cooperate with Stockholder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

     (o) keep the Stockholder advised of the status of any registration statement filed under Section 2 and coordinate the effective date of such registration statement with the Stockholder; and

     (p) take such other lawful actions as shall be reasonable to facilitate the registration of the Registrable Securities.

     The Company may require Stockholder to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing and to enter into agreements related to the distribution of the Registrable Securities that are designed to insure compliance with the Exchange Act.

     The Stockholder hereby agree by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c) hereof, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company such holder will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the effectiveness of Registration Statements set forth in Section 2 hereof and Section 5(b) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(c) (6) hereof to the date when the Stockholder shall receive copies of the supplemented or amended prospectus contemplated by Section 5(j) hereof or the Advice.

     6.   Registration Fees.  Subject to the $75,000.00 limit provided in
Section 2(a) hereof, all reasonable expenses incident to the Company's performance of or compliance with this Agreement, including without limitation: all registration and filing fees; all fees associated with a required listing of the Registrable Securities on any securities exchange; fees and expenses with respect to filings required to be made with the NASD; fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or holders of Registrable Securities in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate); printing expenses, messenger, telephone and delivery expenses; fees and disbursements of counsel for the Company (which shall be solely selected by the Company) and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 5(l) hereof); securities acts liability insurance, if the Company so desires; all internal

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expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); the expense of any annual audit; and the fees and expenses of any Person, including special experts, retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Stockholder regardless of whether the Registration Statement becomes effective. Under no circumstances shall the Company have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities, or any legal fees and expenses of counsel to the holders of Registrable Securities.

     7.   Indemnification: Contribution.

     (a) Indemnification by Company. The Company agrees to indemnify and hold harmless Stockholder, FAI and its officers, directors, employees, agents and Affiliates against all losses, claims, damages, liabilities and expenses (including reasonable attorneys fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Stockholder or FAI for use therein.

     (b) Indemnification by Holder of Registrable Securities. Stockholder agrees to indemnify and hold harmless the Company, its directors, officers, employees, agents, and Affiliates, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and each other holder against any losses, claims, damages, liabilities and expenses (including reasonable attorneys fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or any amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder to the Company specifically for inclusion in such Registration Statement or Prospectus or any amendment or supplement thereto.

     (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnified party of its obligations under this section, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) based upon advice of counsel of such Person, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such

                                       9
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Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person), in each of which events the fees and expenses of such counsel shall be at the expense of the indemnifying party. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (d) Contribution. If for any reason the indemnification provided for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by, the preceding clauses (a) and (b), then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability (net of income tax effect) in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and each such indemnifying party, but also the relative fault of the indemnified party and each such indemnifying party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Stockholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations.

     8.   Miscellaneous.

     (a) Rule 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by:

          (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or

          (ii) Any similar rule or regulation hereafter adopted by the Commission.

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Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with the requirements of this Section 8(a).

     (b) Remedies. Each party hereto, in addition to being entitled to exercise all rights provided herein, including recovery of damages, will be entitled to specific performance of its right under this Agreement. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company, the Stockholder and FAI.

     (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

     If to the Company:

               Home Security International, Inc.
               Level 7
               77 Pacific Highway
               North Sydney, NSW 2060
               Australia
               ATTN: Mark Whitaker

     If to the Stockholder:

               FAI Home Security Holdings Pty, Ltd.
               333 Kent Street
               Sydney, NSW 2000
               Australia
               ATTN: Secretary of the Company

               To FAI:

               FAI Insurances, Ltd.
               333 Kent Street
               Sydney, NSW 2000
               Australia
               ATTN: Secretary of the Company

               If to any transferee, at the address given by such transferee to the Company.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Parties, including, without limitation and without the need for an express assignment, subsequent holders of Registrable Securities who agree in writing to be bound by the obligations of Stockholder and FAI. Specifically, FAI may assign its rights and obligations under this Agreement to HIH Investment Holdings Limited ACN:008 664 293 or HIH Insurance Limited ACN: 008 636 575; provided, however, that such entities agree to be bound by the terms of this Agreement.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE.

     (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof.

     (k) Injunctive Relief. The Parties recognizes that any breach by it of this Agreement will cause irreparable injury to the other Party and that actual damages may be difficult to ascertain, and in any event, may be inadequate. Accordingly (and without limiting the availability of legal or equitable, including injunctive, remedies under any other provisions of this Agreement), the Parties agrees that in the event of any such breach, the non-breaching Party shall be entitled to injunctive relief in addition to such other legal and equitable remedies that may be available.

     (l) Arbitration. Except as otherwise provided in subparagraph (a) and (j) above, all disputes, differences, or questions arising out of or relating to this Agreement, or the validity, interpretation, breach, violation or termination thereof (including disputes arising under this Clause), shall be finally and solely determined and settled by arbitration in Chicago, Illinois in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Such arbitration shall be conducted by a panel of three arbitrators, one of which shall be selected by the Stockholder and one of which shall be selected by the Company. The two arbitrators so selected shall mutually appoint a third arbitrator. If any Party hereto fails to appoint an arbitrator within twenty (20) days of its receipt of notice of a dispute, the other Party hereto shall select the arbitrator that was to be selected by such delinquent party. In any such arbitration proceedings, the arbitrators shall adopt and apply the provisions of the Federal Rules of Civil Procedure relating to discovery so that each party shall allow and may obtain discovery of any matter not privileged which is relevant to the subject matter involved in the arbitration to the same extent as if such arbitration were a civil action pending in a United States District Court. The arbitrators may proceed to an award notwithstanding the failure of any Party to participate in such proceedings. The prevailing Party in the arbitration proceeding shall be entitled to an award of reasonable attorney fees incurred in connection with the arbitration in such amount as may be determined by the arbitrators. The award of the arbitrators shall be (i) the sole and exclusive remedy of the Parties, (ii) enforceable in any court of competent jurisdiction and (iii) final and binding on the Parties. Each Party irrevocably consents to personal jurisdiction and to ex parte action should any Party refuse to participate in such proceedings. Notwithstanding the foregoing, nothing herein shall preclude a Party from seeking appropriate injunctive or other interlocutory relief in any court of competent jurisdiction to enforce its rights hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                              HOME SECURITY INTERNATIONAL, INC.

                              By:________________________________

                              Title:_____________________________

                              Its:_______________________________

                              FAI HOME SECURITY HOLDINGS PTY LTD.

                              By:________________________________

                              Title:_____________________________

                              Its:_______________________________

                              FAI INSURANCES LTD.

                              By:________________________________

                              Title:_____________________________

                              Its:_______________________________

                                   EXHIBIT A

                                    FORM OF

                               DEED OF VARIATION
                               -----------------

                            FAI INSURANCES LIMITED
                                ACN 004 304 545

                         FAI HOME SECURITY PTY LIMITED
                                ACN 050 064 214

                       HOME SECURITY INTERNATIONAL INC.


                               DEED OF VARIATION




                                MINTER ELLISON
                                    Lawyers
                            Minter Ellison Building
                                44 Martin Place
                                SYDNEY NSW 2000

                                 DX 117 Sydney
                           Telephone (02) 9210 4444
                           Facsimile (02) 9235 2711


                                 MJM 10733331

                               DEED OF VARIATION

DEED dated     February 1999

BETWEEN FAI INSURANCES LIMITED ACN 004 304 545 of Level 8, 333 Kent Street, Sydney, New South Wales, 2000 ('FAI')

AND FAI HOME SECURITY PTY LIMITED ACN 050 064 214 of 7/77 Pacific Highway, North Sydney, New South Wales ('FHS')

AND HOME SECURITY INTERNATIONAL INC. c/o D'Ancona and Pflaum of 111 East Wacker Drive, Suite 2800, Chicago, Illinois, USA 60601-4205 ('HSI')

RECITALS
A. FAI and FHS are parties to a Share Sale Agreement dated 31 December 1997 ('Share Sale Agreement') under which FAI sold to FHS half of the issued shares in FAI Finance Corporation Pty Limited.

B. Under clause 4.2 of the Share Sale Agreement, FAI and FHS agreed that the Purchase Price was to be paid in instalments on each date that FHS or a Related Body Corporate of FHS receives proceeds from any issue of debt or equity instruments to the public or effects any capital raising.

C. As part of the consideration payable for the acquisition of the shares in Integrated International Home Security Limited, Home Security International (a Related Body Corporate of FHS) issued shares valued at US$4.1 million and warrants worth US$504,000 to Integral Investments Limited and executed a promissory note in respect of the HSI Group Debt.

D. FAI contends that FHS is obliged to pay FAI up to 40% of the sums referred to in Recital C towards payment of the balance of the Purchase Price under the Share Sale Agreement. FHS does not concede that this is the case.

E. FAI and FHS have agreed to vary the terms for payment of the balance of the Purchase Price set out in clause 4.2 of the Share Sale Agreement on the terms and conditions of this Deed.

AGREEMENT

1.   DEFINITIONS AND INTERPRETATION

     In this Deed:

     'Capital Raising' means any issue of debt or equity instruments (of whatever type or nature) to the public or any other capital raising undertaken by the HSI Group (including, without limitation, any issue of securities to an entity not within the HSI Group and irrespective of whether the capital raised is cash or another form of consideration);

     'HSI Group' means HSI and/or any of its Related Bodies Corporate including (without limitation) its wholly owned subsidiary, FHS;

     'HSI Group Debt' means the sum of US$9,098,000, being the amount owed by the HSI Group to Integral Investments Limited as part of the consideration for the acquisition of Integrated International Home Security Limited;

     'Purchase Price' has the same meaning as in the Share Sale Agreement;

     'Related Body Corporate' has the same meaning as in the Share Sale Agreement; and

     'Share Sale Agreement' means the agreement referred to in Recital A.


1.1  Interpretation

     In this Deed, unless the context indicates otherwise:

     (a)  the singular includes the plural and vice versa;

     (b) other grammatical forms of defined words and expressions have corresponding meanings; and

     (c)  a reference to a clause is a reference to a clause of this Deed.


2.   FHS WAIVER

     Subject to clause 4 and clause 5, FAI agrees not to enforce any right which it may have under the Share Sale Agreement to receive payment of part of the Purchase Price as a result of the transaction referred to in Recital C.


3.   VARIATION OF SHARE SALE AGREEMENT

     Subject to clause 4 and clause 5, FAI and FHS agree that the operation of clause 4.2 of the Share Sale Agreement is varied to the following extent:

     (a) FHS will not be obliged to pay FAI any part of the proceeds received from any Capital Raising undertaken before the HSI Group Debt has been repaid (or otherwise discharged), provided that the proceeds of any such Capital Raising are applied by the HSI Group towards repayment of the HSI Group Debt;

     (b)  FHS will be obliged to pay FAI:

          (i) 40% (or such lesser percentage as will be sufficient to pay the balance of the Purchase Price) of the proceeds of any Capital Raising undertaken after repayment of the HSI Group Debt; and

          (ii) if the proceeds of a Capital Raising undertaken before the HSI Group Debt is repaid exceed the amount required to repay the HSI Group Debt, the full amount of that excess (or such lesser amount as will be sufficient to pay the balance of the Purchase Price); and

     (c) FHS will not be obliged to pay FAI any part of the proceeds of any capital raising undertaken by the HSI Group in connection with the acquisition of the shareholding in Ness Security Products Pty Limited held by Circosta Pty Limited in its capacity as trustee for the Naz Circosta Unit Trust.

4.   HSI GROUP OBLIGATIONS

4.1 FHS or HSI (on behalf of FHS) will pay FAI the sum of $500,000 on 30 June 1999 in reduction of the outstanding balance of the Purchase Price.

4.2 HSI will immediately give FAI details and adequate documentation (to the satisfaction of FAI) of:

     (a)  each Capital Raising;

     (b) the amount of consideration received by the HSI Group in respect of each Capital Raising;

     (c) if the consideration referred to in clause 4.2(b) is not cash, the value attributed to that consideration in the financial statements of the HSI Group;

     (d) all payments made towards repayment of the HSI Group Debt and any other reductions or partial discharges of the HSI Group Debt; and

     (e) the satisfaction (or other discharge) of the HSI Group's obligations to repay the HSI Group Debt.

5.   CONDITION

     Clause 2 and clause 3(a) are subject to, and conditional upon:

     (a) compliance by HSI with all its obligations under the agreement titled 'Registration Rights Agreement' between HSI and FAI and dated on or about the date of this Deed relating to the registration of the shares FAI holds in HSI by the Securities and Exchange Commission of the United States of America; and

     (b) compliance by HSI and FHS with their obligations under clause 4.1 and clause 4.2.

6.   GENERAL

6.1  This Deed may be executed in counterparts.

6.2 Each party must bear its own costs of preparing and executing this Deed and must pay all stamp duty or other taxes of a similar nature on this Deed for which the party is liable under the Duties Act 1998.

6.3 A provision or a right under this Deed may not be waived except by a waiver in writing signed by the party granting the waiver, and will be effective only to the extent specifically set out in that waiver.

6.4 This Deed is governed by the laws of New South Wales and each party unconditionally and irrevocably submits to the non-exclusive jurisdiction of the courts of that State.

EXECUTED as a deed.


THE COMMON SEAL of FAI                        )
INSURANCES LIMITED is fixed to this           )
document in accordance with its constitution  )
in the presence of                            )


/s/ Rodney S. Adler                     /s/ Robert F. Baulderstone
 ....................................     .......................................
Signature of director                    Signature of director/company secretary
                                         (Please delete as applicable)


Rodney S. Adler                         Robert F. Baulderstone
 ....................................     .......................................
Name of director (print)                 Name of director/company secretary
                                         (print)




THE COMMON SEAL of FAI HOME                   )
SECURITY PTY LIMITED is fixed to this         )
document in accordance with its constitution  )
in the presence of                            )



 ....................................     .......................................
Signature of director                    Signature of director/company secretary
                                         (Please delete as applicable)


 ....................................     .......................................
Name of director (print)                 Name of director/company secretary
                                         (print)

THE COMMON SEAL of HOME                         )
SECURITY INTERNATIONAL INC. is                  )
fixed to this document in accordance with its   )
constitution in the presence of                 )



 ...............................     ...........................................
Signature of director               Signature of director/company secretary
                                    (Please delete as applicable)




 ...............................     ...........................................
Name of director (print)            Name of director/company secretary (print)